UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K/A
(Amendment No. 1)
CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): July 16, 2010
FRANKLIN CREDIT HOLDING CORPORATION
(Exact name of registrant as specified in its charter)

Delaware	0-17771	26-3104776

(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

101 Hudson Street, 25th Floor Jersey City, New Jersey	07302

(Address of principal executive offices)	(Zip Code)
Registrant’s telephone number, including area code: (201) 604-1800
Not applicable
(Former name or former address, if changed since last report.)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01. Entry into a Material Definitive Agreement.
This Form 8-K/A amends the Current Report on Form 8-K filed by the Registrant on July 22, 2010, regarding the entry by its subsidiary, Franklin Credit Management Corporation (“FCMC”), into a loan servicing agreement with Vantium Capital Markets, L.P. and Vantium REO Capital Markets, L.P., dated and effective as of July 1, 2010 (the “Loan Servicing Agreement”).
As previously disclosed, on July 16, 2010, the Registrant and FCMC entered into a letter agreement (the “Letter Agreement”) with The Huntington National Bank (the “Bank”), Franklin Mortgage Asset Trust 2009-A, an indirect subsidiary of the Bank (the “Trust”) and, for certain limited purposes, Thomas J. Axon. The Letter Agreement was entered into in connection with and in anticipation of the Trust’s then-proposed sale on a servicing released basis (the “Loan Sale”), of substantially all of the first-lien residential mortgage loans serviced by FCMC under the servicing agreement by and among the Trust and FCMC dated March 31, 2009. As anticipated, the Loan Sale closed, and on July 20, 2010, FCMC entered into the Loan Servicing Agreement.
The sole purpose of this Form 8-K/A is to file copies of certain schedules to the Loan Servicing Agreement that were omitted from the previous filing thereof and to indicate that certain information contained in such schedules has been omitted pursuant to a request for confidential treatment filed with the Securities and Exchange Commission. A copy of the Loan Servicing Agreement is being furnished as an exhibit to this Form 8-K/A and is incorporated by reference into this Item 1.01.
Item 9.01 Financial Statements and Exhibits
(d) Exhibits

Exhibit
No.	Description
10.1
Letter Agreement, dated July 16, 2010, by and among The Huntington National Bank, Franklin Mortgage Asset Trust 2009-A, the Registrant, Franklin Credit Management Corporation and, solely for the purposes of paragraph 5 thereof, Thomas J. Axon. Incorporated by reference to Exhibit 10.1 to the Registrant’s Current Report on Form 8-K, filed with the Securities and Exchange Commission on July 22, 2010.

10.2
Amendment No. 2 to the Amended and Restated Credit Agreement (Licensing), dated as of July 20, 2010, by and among with The Bank (as Administrative Agent and Issuing Bank) and an affiliate of the Bank, Huntington Finance, LLC as Lender and Risk Participant. Incorporated by reference to Exhibit 10.2 to the Registrant’s Current Report on Form 8-K, filed with the Securities and Exchange Commission on July 22, 2010.

10.3
Loan Servicing Agreement, entered into on July 20, 2010 but dated and effective July 1, 2010, by and among Vantium Capital Markets, L.P., Vantium REO Capital Markets, L.P. and FCMC (portions of this exhibit have been omitted pursuant to a request for confidential treatment filed with the Securities and Exchange Commission).

Signature
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: September 20, 2010	Franklin Credit Holding Corporation
	By:	/s/ Kevin P. Gildea
Kevin P. Gildea
		Title:	Chief Legal Officer and Secretary